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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 1, 2000


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                                    AMFM INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                      001-15145                 75-2247099
       (State or other            (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                                   Identification Number)


1845 WOODALL RODGERS
FREEWAY, SUITE 1300                                                    75201
   DALLAS, TEXAS                                                     (Zip code)
(Address of principal
executive offices)

       Registrant's telephone number, including area code: (214) 922-8700

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         In a press release dated January 3, 2000, a copy of which is incorporated herein as Exhibit 99.1, Capstar Broadcasting Partners, Inc., an indirect subsidiary of AMFM Inc., announced that it has exchanged its 12% Senior Exchangeable Preferred Stock for its 12% Subordinated Exchange Debentures due 2009 effective as of January 1, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1   --     Press release, dated January 3, 2000.(1)

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(1)  Incorporated by reference to the identically numbered exhibit on the
     Form 8-K of Capstar Broadcasting Partners, Inc., filed January 3, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AMFM INC.
                                            (Registrant)



                                            By: /s/ W. Schuyler Hansen
                                                --------------------------------
                                                W. Schuyler Hansen
                                                Senior Vice President and
                                                  Chief Accounting Officer


Date:    January 3, 2000